2 BOARD OF DIRECTORS Shawn J. Tibbetts, Chairman of the Board James A. Carroll, Lead Independent Director George F. Allen, Independent Director Jennifer R. Boykin, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director Louis S. Haddad, Director Daniel A. Hoffler, Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Shawn J. Tibbetts, Chairman, President and Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer and Treasurer Scotia Capital USA Inc Viktor Fediv (212) 225-6911 viktor.fediv@scotiabank.com Bank of America Merrill Lynch Jana Galan (646) 855-5042 jana.galan@bofa.com Jefferies LLC Jonathan Petersen (212) 284-1705 jpetersen@jefferies.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience managing high-quality properties located primarily in the Mid-Atlantic and Southeastern United States. The Company's focus is to deliver long-term, sustainable shareholder value by consistently investing in and operating the highest-quality assets, maintaining a robust and resilient balance sheet, and fostering a dynamic, highly skilled team. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com. CORPORATE PROFILE CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com

3 HIGHLIGHTS $0.78 Full Year FFO Per Diluted Share $1.08 Full Year Normalized FFO Per Diluted Share 95.3% Wtd. Avg. Stabilized Portfolio Occupancy as of December 31, 2025 59% ABR in Mixed-Use Communities 859K Square Feet of New and Renewed Commercial Space for the Full Year of 2025 14.0% Fourth Quarter Commercial New and Renewed Lease Spread Increase, GAAP 7.7% Commercial Same Store NOI, GAAP Increase 4Q2025 vs 4Q2024 8.9% Commercial Same Store NOI, Cash Increase 4Q2025 vs 4Q2024 8.3% Fourth Quarter Commercial New and Renewed Lease Spread Increase, Cash

SUMMARY INFORMATION

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Net (Loss) Income per Diluted Share Attributable to Common Stockholders and OP	($957)	($3,575)	$3,907	($7,227)
Net (Loss) Income per Diluted Share Attributable to Common Stockholders and OP	**($0.01)**	**($0.04)**	**$0.04**	**($0.07)**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	29,490	29,614	25,390	25,608
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.29**	**$0.29**	**$0.25**	**$0.25**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.5x	5.5x	5.2x	5.4x
Fixed Charge Coverage Ratio[1]	2.2x	2.2x	2.2x	2.5x
CAPITALIZATION				
Common Shares Outstanding	80,176	80,155	80,160	80,156
Operating Partnership Units Outstanding	23,521	23,521	23,507	21,942
Common Shares and Operating Partnership Units Outstanding	103,697	103,676	103,667	102,098
Market Price per Common Share as of Last Trading Day of Quarter	$6.62	$7.01	$6.87	$7.51
Common Equity Capitalization	686,474	726,769	712,192	766,756
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	857,559	880,229	883,277	937,841
Total Debt[2]	1,526,584	1,487,257	1,448,237	1,321,436
Total Capitalization	$2,384,143	$2,367,486	$2,331,514	$2,259,277
STABILIZED PORTFOLIO OCCUPANCY[1]				
Retail	94.9%	96.0%	94.2%	94.5%
Office	96.4%	96.5%	96.3%	97.5%
Multifamily	94.6%	94.2%	94.0%	95.0%
Weighted Average[3]	95.3%	95.7%	94.9%	95.7%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$18,099	$18,194	$17,912	$17,583
Number of Properties	46	46	46	46
Net Rentable Square Feet	3,823k	3,823k	3,823k	3,823k
Office Portfolio				
Net Operating Income	$18,044	$16,137	$14,947	$14,886
Number of Properties	14	14	14	14
Net Rentable Square Feet	2,337k	2,337k	2,337k	2,338k
Multifamily				
Multifamily Portfolio[4]				
Net Operating Income	$8,563	$7,955	$9,145	$8,523
Number of Properties	11	11	12	11
Units	2,406	2,406	2,631	2,492

(1) See appendix for definitions.
(2) Excludes GAAP adjustments.
(3) Total occupancy weighted by annualized rent.
(4) Excludes Greenside Apartments for the quarters 12/31/2025 and 9/30/2025 due to the impact of one-time significant disruptive events.

4

SUMMARY INCOME STATEMENT

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended		Year Ended	
	12/31/2025 (Unaudited)	12/31/2024	12/31/2025 (Unaudited)	12/31/2024
Revenues				
Rental revenues	$71,952	$62,953	$269,624	$256,697
Interest income	3,650	4,390	15,577	17,371
Total revenues	75,602	67,343	285,201	274,068
Expenses				
Rental expenses	17,700	16,066	66,925	62,410
Real estate taxes	6,425	5,313	25,100	23,308
Depreciation and amortization	23,554	25,226	91,522	90,829
General and administrative expenses	4,453	4,441	20,341	19,287
Acquisition, development, and other pursuit costs	9	–	93	5,530
Impairment charges	23	–	373	1,494
Total expenses	52,164	51,046	204,354	202,858
Gain on real estate dispositions, net	–	21,305	–	21,305
Operating income	23,438	37,602	80,847	92,515
Interest expense	(23,211)	(18,376)	(85,309)	(78,965)
Equity in income (loss) of unconsolidated real estate entities	57	245	(2,140)	245
(Loss) gain on consolidation of real estate entities	(269)	–	6,646	–
Loss on extinguishment of debt	–	(134)	(69)	(247)
Change in fair value of derivatives and other	256	7,273	(1,522)	14,251
Unrealized credit loss release (provision)	124	(103)	437	(156)
Other (expense) income, net	(13)	(45)	(57)	209
Income (loss) from continuing operations	$382	$26,462	($1,167)	$27,852
Discontinued operations				
Income from discontinued operations	1,580	2,080	4,580	14,028
Income tax benefit from discontinued operations	–	494	185	614
Income from discontinued operations, net of taxes	1,580	2,574	4,765	14,642
Net income	1,962	29,036	3,598	42,494
Net loss (income) attributable to noncontrolling interests:	(32)	(9)	99	(43)
Preferred stock dividends	(2,887)	(2,887)	(11,548)	(11,548)
Net (Loss) Income Attributable to AHH and OP Unitholders	($957)	$26,140	($7,851)	$30,903
Net (Loss) Income per Diluted Share and Unit Attributable to AHH and OP Unitholders	($0.01)	$0.26	($0.08)	$0.33
Weighted Average Shares & OP Units - Diluted[(1)]	102,100	101,361	101,904	92,326

5

(1) *Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding potentially dilutive impact of Preferred Stock.*

6 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 12/31/2025 12/31/2024 (Unaudited) Assets Real estate investments: Income producing property $2,524,525 $2,171,970 Held for development 5,683 5,683 Construction in progress 17,053 17,515 Accumulated depreciation (521,189) (450,419) Net real estate investments 2,026,072 1,744,749 Assets held for sale, net 34,760 134,370 Cash and cash equivalents 49,158 32,000 Restricted cash 3,229 1,581 Accounts receivable, net 66,176 52,843 Notes receivable, net 128,674 132,565 Equity method investments 47,926 158,151 Operating lease right-of-use assets 22,610 22,841 Finance lease right-of-use assets 87,473 88,986 Acquired lease intangible assets 77,606 89,739 Other assets 52,517 55,038 Total Assets $2,596,201 $2,512,863 Liabilities and Equity Indebtedness, net $1,526,158 $1,295,559 Liabilities of discontinued operations held for sale, net 30,599 114,124 Accounts payable and accrued liabilities 40,182 35,083 Operating lease liabilities 31,198 31,365 Finance lease liabilities 93,477 92,646 Other liabilities 45,704 54,418 Total Liabilities 1,767,318 1,623,195 Total Equity 828,883 889,668 Total Liabilities and Equity $2,596,201 $2,512,863

FFO, NORMALIZED FFO, & AFFO[1]

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)				Year Ended (Unaudited)	
	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2025	12/31/2024
Funds From Operations						
Net (Loss) Income Attributable to AHH and OP Unitholders	**($957)**	**($3,575)**	**$3,907**	**($7,227)**	**($7,851)**	**$30,903**
Net (Loss) Income per Diluted Share	($0.01)	($0.04)	$0.04	($0.07)	($0.08)	$0.33
Depreciation and Amortization[2]	23,767	23,395	21,979	24,400	93,541	88,754
Net Gain (Loss) on Consolidation of Real Estate Entities	269	–	(6,915)	–	(6,646)	–
Gain on Dispositions of Operating Real Estate[3]	–	–	–	–	–	(21,305)
Impairment of Real Estate Assets	23	350	–	–	373	1,494 [4]
FFO	**$23,102**	**$20,170**	**$18,971**	**$17,173**	**$79,417**	**$99,846**
FFO per Diluted Share	$0.23	$0.20	$0.19	$0.17	$0.78	$1.08
Normalized FFO						
Acquisition, Development, and Other Pursuit Costs	167	10	286	54	517	5,531 [4]
Loss on Extinguishment of Debt	–	69	–	–	69	247
Non-Cash GAAP Adjustments	271	269	186	248	974	1,729
Severance-Related Costs	117	91	1,580	13	1,801	1,506
Decrease in Fair Value of Derivatives	4,929	8,095	3,845	5,627	22,496	9,612
Stock Compensation Normalization	523	527	139	2,110	3,299	–
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	381	383	383	383	1,530	422
Normalized FFO	**$29,490**	**$29,614**	**$25,390**	**$25,608**	**$110,103**	**$118,893**
Normalized FFO per Diluted Share	$0.29	$0.29	$0.25	$0.25	$1.08	$1.29
Adjusted FFO						
Non-Cash Stock Compensation	855	804	1,225	1,354	4,238	4,887
Tenant Improvements, Leasing Commissions, Lease Incentives[5]	(3,702)	(4,420)	(2,486)	(2,458)	(13,067)	(14,783)
Property-Related Capital Expenditures[5]	(7,181)	(4,715)	(3,398)	(3,048)	(18,342)	(17,100)
Non-Cash Interest Expense[6]	2,377	1,899	2,187	2,058	8,521	7,692
Cash Ground Rent Payment - Finance Lease	(1,005)	(972)	(995)	(998)	(3,970)	(3,932)
GAAP Adjustments	(3,078)	(3,135)	(3,514)	(2,163)	(11,890)	(9,383)
AFFO	**$17,756**	**$19,075**	**$18,409**	**$20,353**	**$75,593**	**$86,274**
AFFO per Diluted Share	$0.17	$0.19	$0.18	$0.20	$0.74	$0.93
Non-Cash Notes Receivable Interest Income	(3,571)	(3,851)	(3,477)	(3,932)	(14,831)	(16,843)
AFFO less Non-Cash Notes Receivable Interest Income	**$ 14,185**	**$ 15,224**	**$ 14,932**	**$ 16,421**	**$ 60,762**	**$ 69,431**
AFFO less Non-Cash Notes Receivable Interest Income per Diluted Share	$ 0.14	$ 0.15	$ 0.15	$ 0.16	$ 0.60	$ 0.75
Weighted Average Common Shares Outstanding	80,153	80,155	80,154	79,992	80,114	70,662
Weighted Average Operating Partnership Units Outstanding	21,947	21,938	22,132	21,578	21,790	21,664
Total Weighted Average Common Shares and OP Units Outstanding[7][8]	102,100	102,093	102,286	101,570	101,904	92,326

(1) See definitions in appendix.
(2) Adjusted for the depreciation and amortization attributable to noncontrolling interests in consolidated investments and depreciation and amortization attributable to unconsolidated investments.
(3) Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.
(4) Due to the write off of development costs related to an undeveloped land parcel in predevelopment.
(5) Excludes development, redevelopment, and first-generation space.
(6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.
(7) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock.
(8) Excludes unvested performance-based LTIP Units that are not considered participating securities.

7

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three Months Ended 12/31/2025			
	Retail	Office[2]	Multifamily	**Total**
Stabilized Portfolio				
Portfolio NOI[1]	$17,640	$17,716	$10,156	$45,512
Equity Method Investment NOI	(19)	2,237	236	2,454
Non-Stabilized Properties NOI	(627)	(926)	(1,567)	(3,120)
Signed Leases Not Yet Occupied or in Free Rent Period	664	1,159	—	1,823
Stabilized Portfolio NOI	$17,658	$20,186	$8,825	$46,669
Intra-Quarter Transactions				
Net Acquisitions	—	—	542	542
Annualized	$70,632	$80,744	$37,468	$188,844

Non-Stabilized Portfolio[3]

	As of 12/31/2025
Projects Under Redevelopment or Impacted by Significant Disruptive Events	$90,396
Properties in Lease Up	308,892
Development Opportunities[4]	1,800
Total Non-Stabilized Portfolio	$401,088

Net Assets of Discontinued Operations

	As of 12/31/2025
Assets held for sale, net	$29,960
Liabilities of discontinued operations held for sale, net	(30,599)
	($639)

Non-Property Assets[5]

	As of 12/31/2025		
	Corporate	Real Estate Financing	**Total**
Cash and Restricted Cash[6]	$25,904	$—	$25,904
Accounts Receivable, Net	5,416	—	5,416
Real Estate Financing Investments	—	130,588	130,588
Other Assets / Costs in Excess of Earnings	13,283	—	13,283
Total Non-Property Assets	$44,603	$130,588	$175,191

Liabilities[5]

	As of 12/31/2025		
	Corporate and Property	Real Estate Financing	**Total**
Mortgages and Notes Payable[7]	$1,433,507	$93,077	$1,526,584
Accounts Payable and Accrued Liabilities	40,059	—	40,059
Other Liabilities[6]	45,704	—	45,704
Total Liabilities	$1,519,270	$93,077	$1,612,347

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 12/31/2025
Total Common Shares Outstanding	80,176
Total OP Units Outstanding	23,521
Total Common Shares & OP Units Outstanding	103,697

(1) Excludes expenses associated with the Company's in-house asset management division of $1 million for the 3 months ended 12/31/2025.
(2) Includes leases for spaces occupied by the Company, which are eliminated for GAAP purposes.
(3) Representative of costs incurred to date.
(4) Includes quantifiable undeveloped land opportunities.
(5) Excludes all portfolio related assets and liabilities.
(6) Includes cash of $1.8 million from discontinued operations.
(7) Excludes GAAP adjustments.

8

9 CREDIT PROFILE $ IN THOUSANDS Net Debt to Adjusted EBITDAre 5.4x 5.5x 6.2x 6.5x 6.6x 6.4x 5.9x 5.8x 5.4x 5.2x 5.5x 5.5x 6.6x 7.1x 7.1x 7.5x 7.4x 7.5x 7.2x 7.2x 7.1x 7.7x 7.9x 8.1x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt / Total Adjusted EBITDAre Q1 2 023 Q2 2023 Q3 2023 Q4 2023 Q1 2 024 Q2 2024 Q3 2024 Q4 2024 Q1 2 025 Q2 2025 Q3 2025 Q4 2025 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x Total Debt Secured Debt Unsecured Debt % Fixed/Hedged Q1 2 02 3 Q2 2 02 3 Q3 2 02 3 Q4 2 02 3 Q1 2 02 4 Q2 2 02 4 Q3 2 02 4 Q4 2 02 4 Q1 2 02 5 Q2 2 02 5 Q3 2 02 5 Q4 2 02 5 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% AFFO Payout Ratio Total Dividend AFFO AFFO Payout Ratio AFFO less Non-Cash Notes Receivable Interest Income Payout Ratio Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0 5,000 10,000 15,000 20,000 25,000 —% 50% 100% 150% Weighted Average Years to Maturity - Debt 4.4 4.6 4.2 3.9 3.7 3.6 3.5 3.3 3.3 3.0 2.8 2.5 Weighted Average Years to Maturity Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0 1 2 3 4 5 6

10 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Reflects total debt less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 12/31/2025 Stabilized Portfolio Adjusted EBITDAre $43,301 Stabilized Portfolio Debt $951,595 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.5 x Total Adjusted EBITDAre $45,592 Net Debt(2) $1,474,197 Net Debt/Total Adjusted EBITDAre(1) 8.1 x Net Debt + Preferred $1,645,282 Net Debt + Preferred /Total Adjusted EBITDAre 9.0 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 5.5x 8.1x 9.0x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

11 DEBT MANAGEMENT $ IN THOUSANDS AS OF DECEMBER 31, 2025 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) 3.7% 5.3% 1.2 Yrs Fixed-Rate Debt(3)(4) 96.3% 4.2% 2.5 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 61.3% 4.4% 1.9 Yrs Secured Debt(2) 38.7% 3.8% 3.5 Yrs Portfolio Weighted Average(2) 4.2% 2.5 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of the effect of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.  Portfolio Weighted Average Interest Rate 3.9% 4.0% 4.2% 4.0% 4.4% 4.6% 4.5% 4.4% 4.2% 4.4% 4.3% 4.2% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 .0% .5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate as of 12/31/2025	Maturity Date [1]	2026	2027	2028	2029	2030	Thereafter	Outstanding as of 12/31/2025
				Debt Maturities & Principal Payments						
Secured Debt - Stabilized										
Encore Apartments & 4525 Main Street	2.93 %	2.93 %	Apr-2026 [2]	50,840	—	—	—	—	—	50,840
Thames Street Wharf	SOFR+ 1.30 %	2.34 % [3]	Sep-2026	65,028	—	—	—	—	—	65,028
Constellation Energy Building	SOFR+ 1.50 %	5.31 % [4]	Nov-2026	175,000	—	—	—	—	—	175,000
The Everly	SOFR+ 1.50 %	5.20 % [4]	Mar-2027 [5][6]	2,000	28,000	—	—	—	—	30,000
Liberty	SOFR+ 1.50 %	4.93 % [3]	Sep-2027	382	19,515	—	—	—	—	19,897
Greenbrier Square	3.74 %	3.74 %	Oct-2027	415	18,370	—	—	—	—	18,785
Lexington Square	4.50 %	4.50 %	Sep-2028	335	351	12,287	—	—	—	12,973
Red Mill North	4.73 %	4.73 %	Dec-2028	133	140	3,442	—	—	—	3,715
Premier Apartments and Retail	5.53 %	5.53 %	Dec-2029	—	—	—	29,415	—	—	29,415
Smith's Landing	4.05 %	4.05 %	Jun-2035	1,081	1,126	1,172	1,222	1,273	6,674	12,548
The Edison	5.30 %	5.30 %	Dec-2044	450	474	500	527	556	11,840	14,347
The Cosmopolitan	3.35 %	3.35 %	Jul-2051	968	1,001	1,035	1,071	1,107	33,342	38,524
Total - Secured Stabilized Debt				296,632	68,977	18,436	32,235	2,936	51,856	471,072
Secured Debt - Unstabilized										
The Allied | Harbor Point	SOFR+ 2.00 %	4.25 % [3]	Jun-2027 [6]	—	90,000	—	—	—	—	90,000
Greenside Apartments	3.17 %	3.17 %	Dec-2029	834	861	889	26,928	—	—	29,512
Total - Secured Unstabilized Debt				834	90,861	889	26,928	—	—	119,512
Total - Secured Debt				297,466	159,838	19,325	59,163	2,936	51,856	590,584
Unsecured Debt										
TD Unsecured Term Loan	SOFR+ 1.35%-1.90%	5.35 %	May-2026	95,000	—	—	—	—	—	95,000
Senior Unsecured Revolving Credit Facility	SOFR+ 1.30%-1.85%	5.30 %	Jan-2027 [7]	—	241,000	—	—	—	—	241,000
M&T Unsecured Term Loan	SOFR+ 1.25%-1.80%	5.25 %	Mar-2027 [6]	—	35,000	—	—	—	—	35,000
M&T Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	5.05 % [3]	Mar-2027 [6]	—	100,000	—	—	—	—	100,000
Senior Unsecured Term Loan	SOFR+ 1.25%-1.80%	5.25 %	Jan-2028	—	—	271,000	—	—	—	271,000
Senior Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	4.98 % [3]	Jan-2028	—	—	79,000	—	—	—	79,000
Senior Notes, Series A	5.57 %	5.57 %	Jul-2028	—	—	25,000	—	—	—	25,000
Senior Notes, Series B	5.78 %	5.78 %	Jul-2030	—	—	—	—	45,000	—	45,000
Senior Notes, Series C	6.09 %	6.09 %	Jul-2032	—	—	—	—	—	45,000	45,000
Total - Unsecured Debt				95,000	376,000	375,000	—	45,000	45,000	936,000
Total Principal Balances				$ 392,466	$ 535,838	$ 394,325	$ 59,163	$ 47,936	$ 96,856	$ 1,526,584
Other Notes Payable										6,107
Unamortized GAAP Adjustments										(6,533)
Indebtedness, Net										$ 1,526,158

(1) Excludes extension options.
(2) On February 13, 2026, the Company executed a 60-day extension on this loan.
(3) Includes debt subject to interest rate swap locks.
(4) Subject to a rate floor.
(5) On December 19, 2025, the Company extended the maturity date on the loan secured by The Everly by three months to March 19, 2026. On February 2, 2026, the Company executed a 1-year loan extension to March 17, 2027 and made a partial repayment of $2 million.
(6) Does not reflect one 12-month extension option.
(7) Does not reflect two six-month extension options.

12

HEDGING ACTIVITY

$ IN THOUSANDS AS OF DECEMBER 31, 2025

ARMADA HOFFLER

Interest Rate Swaps Not Allocated to Specific Asset Debt

Effective Date	Maturity Date(1)	SOFR Strike / Swap Fixed Rate	Notional Amount
August 2025	August 2026	2.25%	640,000
January 2025	January 2027	2.50%	150,000
Total Interest Rate Swaps			$790,000
Fixed-Rate Debt(2)(3)			$679,584
Fixed-Rate and Hedge Debt			$1,469,584
Total Debt(3)			$1,526,584
% Fixed or Hedged			**96.3 %**

Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures(4)

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
August 2025	August 2026	2.25%	$90,000
Total Interest Rate Swaps			$90,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment(5)	Statement of Comprehensive Income Location	Three Months Ended 12/31/2025	Three Months Ended 12/31/2024	Year Ended 12/31/2025	Year Ended 12/31/2024
Designated Hedges	Interest Expense	$ 627	$ 956	$ 2,916	$ 7,685
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	5,177	4,776	20,974	23,863
Total Realized Gains on Interest Rate Derivatives		**$ 5,804**	**$ 5,732**	**$ 23,890**	**$ 31,548**
Designated Hedges	Unrealized Cash Flow Hedge Gains (Losses)(6)	$ 7	$ 3,134	$ (1,310)	$ 4,322
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	(4,921)	2,497	(22,496)	$ (9,612)
Total Unrealized (Losses) Gains on Interest Rate Derivatives		**$ (4,914)**	**$ 5,631**	**$ (23,806)**	**$ (5,290)**
Total Realized and Unrealized Gains on Interest Rate Derivatives		**$ 890**	**$ 11,363**	**$ 84**	**$ 26,258**

(1) Excludes derivatives maturing within 90 days.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes GAAP adjustments.
(4) This swap economically hedges the Company's exposure to the senior construction loan for the T. Rowe Price Global HQ.
(5) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate an interest rate derivative as a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other in the Company's Statement of Comprehensive Income.
(6) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

13

CAPITALIZATION & FINANCIAL RATIOS

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF DECEMBER 31, 2025

Debt	% of Total	Principal Balance
Unsecured Revolving Credit Facility	16 %	$241,000
Unsecured Term Loans	38 %	580,000
Mortgages Payable	39 %	590,584
Senior Notes	7 %	115,000
Total Debt		$1,526,584

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common Stock (NYSE: AHH)	77 %	80,176	$6.62	$530,765
Operating Partnership Units [2]	23 %	23,521	$6.62	155,709
Equity Market Capitalization		$103,697		$686,474

Total Capitalization	$2,384,143
Enterprise Value	$2,331,756
Total Debt to Enterprise Value	65 %



Common Equity 29%
Preferred Equity 7%
Debt 64%

Financial Ratios[3]	
Debt Service Coverage Ratio	2.5x
Fixed Charge Coverage Ratio	2.2x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.5x
Net Debt / Total Adjusted EBITDAre	8.1x
Net Debt Plus Preferred / Total Adjusted EBITDAre	9.0x
Debt/Total Capitalization	64 %

Unencumbered Properties	
% of Total Properties	69 %
% of Annualized Base Rent	58 %
Total Unencumbered Asset Value[5]	$1,647,135

Liquidity[4][6]

	Corporate and Property	Real Estate Financing	Total
Cash on Hand	$49,158	$—	$49,158
Net Short Term Receivables/(Payables)	25,994	—	25,994
Availability Under Credit Agreements	52,281	—	52,281
Total Liquidity	$127,433	$ —	$127,433

(1) As of close of market on 12/31/25.
(2) Includes LTIP Units
(3) See appendix for definitions.
(4) Excludes availability under construction loans.

(5) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet.
(6) Discontinued operations liquidity is net zero.

14

15 PORTFOLIO PROFILE(1) Multifamily Tradeout % of Portfolio ABR Expiring for Top 20 Tenants 4.0% —% —% 4.0% 8.0% 10.0% 7.0% 13.0% 12.0% 6.0% 6.0% 2.0% 3.0% 25.0% Retail Office Ava ila ble M-T-M 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafte r Commercial Weighted Average Lease Term Remaining (Years) 7.37 7.38 7.29 7.22 7.08 6.99 6.84 7.07 6.93 7.08 7.07 6.87 6.70 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 0 2 4 6 8 10 New Renewal 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 (10.0)% (8.0)% (6.0)% (4.0)% (2.0)% —% 2.0% 4.0% 6.0% 8.0% —% 1.0% 1.0% 1.0% 3.0% 2.0% 1.0% 1.0% 1.0% —% 5.0% 19.0% Retail Office 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 The rea fte r —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% (1) Reflects stabilized properties only. Refer to appendix for definitions. (2) Reflects commercial lease expirations by Net Rentable Square Footage, see appendix for definitions. Commercial Weighted Average Lease Term Remaining (Years)

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Year Ended			
	12/31/2025	12/31/2024	$ Change	% Change	12/31/2025	12/31/2024	$ Change	% Change
Retail								
Rental Revenues	$24,418	$23,400	$1,018	4.4 %	$96,307	$94,858	$1,449	1.5 %
Rental Expenses(1)	3,886	4,123	(237)	(5.7)%	15,611	15,457	154	1.0 %
Real Estate Taxes	2,175	1,900	275	14.5 %	8,923	8,417	506	6.0 %
Same Store NOI	18,357	17,377	980	5.6 %	71,773	70,984	789	1.1 %
GAAP Adjustments	(1,455)	(1,034)	(421)		(5,313)	(4,065)	(1,248)	
Net Operating Income, Cash	16,902	16,343	559	3.4 %	66,460	66,919	(459)	(0.7)%
Office								
Rental Revenues	$24,494	$22,024	$2,470	11.2 %	$95,459	$90,269	$5,190	5.7 %
Rental Expenses(1)	6,838	6,037	801	13.3 %	24,888	23,672	1,216	5.1 %
Real Estate Taxes	2,318	2,091	227	10.9 %	8,964	8,653	311	3.6 %
Same Store NOI	15,338	13,896	1,442	10.4 %	61,607	57,944	3,663	6.3 %
GAAP Adjustments	(1,672)	(2,183)	511		(8,000)	(7,812)	(188)	
Net Operating Income, Cash	13,666	11,713	1,953	16.7 %	53,607	50,132	3,475	6.9 %
Multifamily								
Rental Revenues	$13,525	$13,242	$283	2.1 %	$53,320	$52,553	$767	1.5 %
Rental Expenses(1)	4,240	4,059	181	4.5 %	16,826	16,182	644	4.0 %
Real Estate Taxes	1,219	1,170	49	4.2 %	4,843	4,750	93	2.0 %
Same Store NOI	8,066	8,013	53	0.7 %	31,651	31,621	30	0.1 %
GAAP Adjustments	(231)	(209)	(22)		(877)	(834)	(43)	
Net Operating Income, Cash	7,835	7,804	31	0.4 %	30,774	30,787	(13)	— %
Same Store NOI	$41,761	$39,286	$2,475	6.3 %	$165,031	$160,549	$4,482	2.8 %
GAAP Adjustments	(3,358)	(3,426)	68		(14,190)	(12,711)	(1,479)	
Same Store Portfolio NOI, Cash Basis	$38,403	$35,860	$2,543	7.1 %	$150,841	$147,838	$3,003	2.0 %

(1) Excludes expenses associated with the Company's in-house asset management division of $1.0M and $0.5M for the three months ended 12/31/2025 & 12/31/2024, respectively, and $3.5M and $3.0M for the years ended 12/31/2025 & 12/31/2024, respectively.

16

STABILIZED PORTFOLIO SUMMARY

ARMADA HOFFLER

AS OF DECEMBER 31, 2025
SEE APPENDIX FOR FULL LIST OF PROPERTIES

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF(1)	Average Age	Occupancy(1)	ABR(1)	ABR per Occupied SF
Town Center of Virginia Beach	13	549,317	14	97.7 %	$14,610,704	$27.23
Harbor Point - Baltimore Waterfront	2	57,096	8	70.9 %	1,329,481	32.83
Grocery Anchored	14	1,320,155	16	96.1 %	20,780,333	16.38
Southeast Sunbelt	10	945,090	17	96.2 %	20,855,023	22.94
Mid-Atlantic	7	951,715	18	91.8 %	16,687,243	19.11
Stabilized Retail Total	**46**	**3,823,373**	**16**	**94.9 %**	**$74,262,784**	**$20.47**

Office Properties	# of Properties	Net Rentable SF(1)	Average Age	Occupancy(1)	ABR(1)	ABR per Occupied SF
Town Center of Virginia Beach	6	807,517	23	98.2 %	$24,248,680	$30.57
Harbor Point - Baltimore Waterfront	3	1,043,339	10	97.9 %	33,821,130	33.13
Southeast Sunbelt	4	387,693	8	87.5 %	12,268,120	36.17
Mid-Atlantic	1	98,061	6	100.0 %	2,043,004	20.83
Stabilized Office Total	**14**	**2,336,610**	**14**	**96.4 %**	**$72,380,934**	**$32.15**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy(1)	AQR(1)	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	8	93.8 %	$18,362,304	$2,149
Harbor Point - Baltimore Waterfront	2	392	8	95.2 %	12,103,012	2,704
Southeast Sunbelt	3	598	2	93.1 %	13,710,167	2,051
Mid-Atlantic	3	657	13	96.3 %	13,672,928	1,800
Stabilized Multifamily Total	**11**	**2,406**	**8**	**94.6 %**	**$57,848,411**	**$2,119**

17

(1) See appendix for definitions and portfolio detail.

MIXED-USE V. NON-MIXED-USE[1]

$ IN THOUSANDS AS OF DECEMBER 31, 2025

ARMADA HOFFLER

	Three Months Ended				Year Ended			
	12/31/2025	12/31/2024	$ Change	% Change	12/31/2025	12/31/2024	$ Change	% Change
Mixed Use								
Rental Revenues	$38,518	$35,599	$2,919	8.2 %	$150,819	$145,919	$4,900	3.4 %
Rental Expenses [2]	10,624	9,825	799	8.1 %	40,162	38,677	1,485	3.8 %
Real Estate Taxes	3,454	3,242	212	6.5 %	13,668	13,317	351	2.6 %
Mixed Use NOI	24,440	22,532	1,908	8.5 %	96,989	93,925	3,064	3.3 %
GAAP Adjustments	(2,368)	(2,548)	180		(10,461)	(6,295)	(4,166)	
Mixed Use NOI, Cash	$22,072	$19,984	$2,088	10.4 %	$86,528	$87,630	$(1,102)	(1.3)%
Mixed Use Occupancy	95.2 %	96.4 %						
Non-Mixed Use								
Rental Revenues	$23,919	$23,067	$852	3.7 %	$94,267	$91,761	$2,506	2.7 %
Rental Expenses [2]	4,340	4,393	(53)	(1.2)%	17,168	16,633	535	3.2 %
Real Estate Taxes	2,258	1,919	339	17.7 %	9,062	8,503	559	6.6 %
Non-Mixed Use NOI	17,321	16,755	566	3.4 %	68,037	66,625	1,412	2.1 %
GAAP Adjustments	(982)	(877)	(958)		(3,661)	(3,462)	(199)	
Non-Mixed Use NOI, Cash	$16,339	$15,878	$(392)	(2.5)%	$64,376	$63,163	$1,213	1.9 %
Non-Mixed Use Occupancy	95.6 %	95.2 %						

(1) Same store properties only.
(2) Excludes expenses associated with the Company's in-house asset management division of $1.0M and $0.5M for the three months ended 12/31/2025 & 12/31/2024, respectively, and $3.5M and $3.0M for the years ended 12/31/2025 & 12/31/2024, respectively.

18

19 MIXED-USE COMMUNITIES(1) AS OF DECEMBER 31, 2025 Mixed-Use Retail: 17.4% Mixed-Use Office: 54.9% Mixed-Use Multifamily: 27.7% • 2.9M SF COMMERCIAL SPACE IN MIXED-USE PORTFOLIO ◦ 2.2M SF OF CLASS A PREMIER OFFICE SPACE ◦ 0.7M SF OF RETAIL • 1,151 MULTIFAMILY UNITS • STRATEGICALLY LOCATED IN CORE SUBMARKETS • AVERAGE WALK SCORE OF 90(2) (1) Stabilized properties only. (2) Based on average walk score of our 11 mixed-use communities according to walkscore.com. (3) Includes Liberty Retail and The Edison Retail (3) Total Portfolio ABR 61.0% 25.7% 1.9% 11.4% Mixed-Use Grocery Anchored and Power Centers Office Multifamily

20 TOP 20 TENANTS BY ABR $ IN THOUSANDS AS OF DECEMBER 31, 2025 Commercial Portfolio Tenant Investment Grade(1) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,463 7.6% Morgan Stanley ü 3 9,035 4.4% T. Rowe Price(2) ü 1 7,900 3.9% The Kroger Co. ü 6 3,781 1.8% Clark Nexsen 1 2,914 1.4% Canopy by Hilton 1 2,725 1.3% Dick's Sporting Goods ü 3 2,480 1.2% The Gathering Spot 2 2,030 1.0% Franklin Templeton ü 1 1,936 0.9% Huntington Ingalls Industries ü 2 1,807 0.9% Duke University ü 1 1,786 0.9% PetSmart 5 1,566 0.8% The TJX Companies ü 5 1,566 0.8% Williams Mullen 1 1,506 0.7% Georgia Tech ü 1 1,475 0.7% Vestis Corporation 1 1,465 0.7% Mythics 1 1,337 0.7% Apex Entertainment 1 1,218 0.6% Regal Cinemas 2 1,215 0.6% Amazon/Whole Foods ü 1 1,214 0.6% Top 20 Total $64,419 31.5% Total Investment Grade Rating ABR $48,443 % of Total ABR 23.7% (1) Includes tenants that either hold a publicly available investment grade credit rating or are considered credit quality consistent with investment grade companies based on managements assessment. (2) Represents the Company’s 50% share of ABR.

LEASE SUMMARY

ARMADA HOFFLER

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q4 2025	18	72,179	15.3 %	10.1 %	4.9	$257,722	$3.57
Q3 2025	24	237,025	5.7 %	6.5 %	6.9	993,025	4.19
Q2 2025	14	119,501	10.8 %	5.5 %	5.2	617,552	5.17
Q1 2025	26	140,993	11.0 %	7.4 %	3.9	446,982	3.17
Trailing 4 Quarters	**82**	**569,698**	**9.7 %**	**7.1 %**	**5.5**	**$2,315,281**	**$4.06**

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q4 2025	5	13,358	$23.69	9.0	$803,722	$60.17
Q3 2025	7	29,692	24.64	9.0	1,726,197	58.14
Q2 2025	8	23,673	23.26	7.6	660,918	27.92
Q1 2025	5	25,073	41.14	13.8	5,663,284	225.87
Trailing 4 Quarters	**25**	**91,796**	**$28.65**	**10.0**	**$8,854,121**	**$96.46**

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q4 2025	3	16,241	9.1 %	2.5 %	4.8	$87,296	$5.38
Q3 2025	1	3,039	21.6 %	8.9 %	5.0	83,852	27.59
Q2 2025	2	11,011	11.7 %	5.5 %	2.6	68,866	6.25
Q1 2025	5	122,562	23.3 %	3.7 %	9.7	4,108,092	33.52
Trailing 4 Quarters	**11**	**152,853**	**21.0 %**	**3.8 %**	**8.6**	**$4,348,106**	**$28.45**

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
Q4 2025	2	5,776	$26.21	8.0	$85,298	$14.77
Q3 2025	0	—	—	0.0	—	—
Q2 2025	2	14,012	28.06	10.6	1,639,168	116.98
Q1 2025	6	24,374	37.36	9.5	2,326,590	95.45
Trailing 4 Quarters	**10**	**44,162**	**$32.95**	**9.7**	**$4,051,056**	**$91.73**

(1) *Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.*

21

LEASE EXPIRATIONS[1]

AS OF DECEMBER 31, 2025

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	196,032	5.1 %	$–	– %
M-T-M	9	16,643	0.4 %	529,444	0.7 %
2025[2]	2	1,320	– %	33,797	– %
2026	57	221,114	5.8 %	4,669,581	6.3 %
2027	82	356,509	9.3 %	7,334,146	9.9 %
2028	81	366,319	9.6 %	7,896,277	10.6 %
2029	76	413,971	10.8 %	7,782,246	10.5 %
2030	95	571,734	15.0 %	12,244,574	16.5 %
2031	60	391,102	10.2 %	8,578,479	11.6 %
2032	36	356,719	9.3 %	6,354,947	8.6 %
2033	27	96,084	2.5 %	2,317,036	3.1 %
2034	18	85,780	2.2 %	1,852,385	2.5 %
2035	25	377,314	9.9 %	4,745,026	6.4 %
Thereafter	63	372,732	9.9 %	9,924,846	13.3 %
Total	631	3,823,373	100.0 %	$74,262,784	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	85,249	3.6 %	$–	– %
M-T-M	5	1,312	0.1 %	98,374	0.1 %
2025[2]	1	17,405	0.7 %	554,871	0.8 %
2026	9	40,857	1.7 %	1,214,870	1.7 %
2027	20	144,500	6.2 %	5,198,358	7.2 %
2028	16	120,564	5.2 %	3,821,936	5.3 %
2029	15	272,371	11.7 %	7,449,231	10.3 %
2030	15	168,115	7.2 %	5,377,902	7.4 %
2031	10	151,776	6.5 %	4,532,462	6.3 %
2032	6	58,051	2.5 %	1,699,695	2.3 %
2033	11	86,790	3.7 %	2,695,482	3.7 %
2034	7	99,783	4.3 %	2,867,745	4.0 %
2035	3	293,189	12.5 %	9,190,091	12.7 %
Thereafter	16	796,648	34.1 %	27,679,917	38.2 %
Total	134	2,336,610	100.0 %	$72,380,934	100.0 %

(1) Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.
(2) Represents leases that expired on 12/31/25. The spaces are available for lease as of 1/1/26.

22

23 PORTFOLIO EXPANSION $ IN THOUSANDS Schedule(1) Consolidated Development Projects Property Type Estimated Size(1) % Leased or LOI Construction Start Initial Occupancy Stabilized Operation(2) Estimated Cost(1) Loan Commitment Cost to Date AHH Ownership Anchor Tenants Southern Post Roswell, GA Mixed-Use 137 multifamily units / 95,000 sf office / 42,000 sf retail 89.1%% Multifamily 69.17% Commercial(3) 4Q21 2Q24 1Q26 - Retail 2H26 - Office 2Q25 - Multifamily $132,600 (4) $— (5) $130,700 100 % Vestis Allied | Harbor Point Baltimore, MD Mixed-Use 312 multifamily units / 12,700 sf retail / 1,246 parking spaces 71.2% Multifamily 18.29% Retail 2Q22 1Q25 1H26 $242,100 $90,000 $239,400 100 % Q4 2025 Year to Date Capitalized Interest $104 $2,311 (1) Represents estimates that may change as the development process proceeds. (2) First fully-stabilized quarter. See stabilized property definition in appendix. (3) Represents combined percentage leased or under LOI for retail and office. (4) Estimated cost does not include the cost associated with the insurance claim estimated to be $3,000,000. (5) Loan was repaid in full on July 22, 2025. Allied | Harbor Point Baltimore, MD Southern Post Roswell, GA

REDEVELOPMENT

ARMADA HOFFLER

$ IN THOUSANDS AS OF DECEMBER 31, 2025

IN-PROGRESS

Projects	Description	Projected Date of Completion(1)	Estimated Cost(1)
Columbus Village II	Redevelopment of a 37,500 sq.ft building previously occupied by Bed Bath & Beyond into a grocery-anchored multi-tenant shopping center with an outparcel	1Q26	13,200
Town Center of Virginia Beach	Consolidation and relocation of Company operations to accommodate office space demand	4Q26	4,500
Pembroke Square	Outparcel creation and development in the existing parking field	2Q27	200
Broad Creek Shopping Center	Outparcel creation and development in the existing parking field	2Q27	75
			17,975

OPPORTUNITIES(2)

Property	Description
Town Center of Virginia Beach	Option for future expansion and activation on undeveloped lots
The Interlock	Expansion and densification of existing undeveloped green space
Columbus Village II	Redevelopment of +/- 4 acres for alternate commercial or residential use
Harrisonburg Regal	Redevelopment for alternate commercial or residential use; outparcel development potential
Red Mill Commons	Outparcel creation and development in the existing parking field
Southgate Square	Right-size existing tenants to accommodate backfill demand
Fountain Plaza	Conversion of 2nd floor retail into alternate commercial uses
South Square	Outparcel creation opportunity on the hard corner
Pembroke Square	Conversion of existing office space for commercial retail use
Providence Plaza	Densification of surface parking and optimization of the day/night use of the structured parking deck
Greenside Apartments	Monetize excess parking garage capacity

(1) Represents estimates that may change as the project proceeds.
(2) Assumptions regarding future opportunities are subject to change.

24

25 REAL ESTATE FINANCING $ IN THOUSANDS AS OF DECEMBER 31, 2025 The Interlock Atlanta, GA (1) Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable. (2) Represents estimates that may change as the development process proceeds. (3) Excludes amortization of equity placement fees, if applicable. Outstanding Investments(1)(6) Property Type Estimated Size(2) % Leased or LOI Initial Occupancy Estimated Stabilization(2) Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Cumulative Accrued Interest(3) QTD Interest Income(3) The Allure at Edinburgh Chesapeake, VA Multifamily 280 units 99% 4Q24 Q3 2025 1Q28 10% (4) 9,228 9,228 2,451 182 Solis Kennesaw Kennesaw, GA Multifamily 239 units 72% 1Q25 Q2 2026 2Q27 9% (5) 37,870 37,870 12,766 1,041 Solis Peachtree Corners Peachtree Corners, GA Multifamily 249 units 46% 2Q25(2) Q3 2026 4Q27 9% (5) 28,440 28,440 10,176 1,030 Solis North Creek Charlotte, NC Multifamily 303 units —% 2Q26(2) Q4 2027 3Q30 12% (5) 26,767 26,767 3,272 873 Total Outstanding Investments $102,304 $102,305 $28,664 $3,126 (4) The interest rate varies over the life of the loan. (5) The interest rate varies over the life of the loan and the loan earns an unused commitment fee. (6) On December 10 2025, Gainesville II was acquired and can be viewed in the Acquisitions table on page 27. Solis North Creek Charlotte, NC Solis Peachtree Corners Peachtr e Corners, GA

NET INCOME & NOI BY SEGMENT

$ IN THOUSANDS

ARMADA HOFFLER

	For the Three Months Ended December 31, 2025					
	Retail Real Estate	Office Real Estate	Multifamily Real Estate	Real Estate Financing	Other (1)	Total
Revenues						
Rental revenues	$25,399	$28,832	$17,721	$–	$–	$71,952
Interest income (real estate financing segment)	–	–	–	3,571	79	3,650
Total revenues	**25,399**	**28,832**	**17,721**	**3,571**	**79**	**75,602**
Expenses						
Rental expenses (2)	4,394	7,504	5,704	–	98	17,700
Real estate taxes	2,231	2,323	1,871	–	–	6,425
Interest expense (real estate financing segment) (3)	–	–	–	2,210	–	2,210
Total segment operating expenses	**6,625**	**9,827**	**7,575**	**2,210**	**98**	**26,335**
Segment net operating income	**18,774**	**19,005**	**10,146**	**1,361**	**(19)**	**49,267**
Interest income (excluding real estate financing segment)	9	–	22	–	(31)	–
Depreciation and amortization	(8,084)	(9,531)	(5,738)	–	(201)	(23,554)
General and administrative expenses	–	–	–	–	(4,453)	(4,453)
Acquisition, development, and other pursuit costs	–	–	–	–	(9)	(9)
Impairment charges	–	–	–	–	(23)	(23)
Gain on real estate dispositions, net	–	–	–	–	–	–
Interest expense (excluding real estate financing segment) (4)	(9,210)	(5,767)	(6,024)	–	–	(21,001)
Equity in (loss) income of unconsolidated real estate entities	(39)	5	91	–	–	57
Gain on consolidation of real estate entities	(6)	(103)	(160)	–	–	(269)
Change in fair value of derivatives and other	(102)	316	35	7	–	256
Unrealized credit loss release	–	–	–	124	–	124
Other (expense) Income	–	–	–	–	(13)	(13)
Income (loss) from continuing operations	**1,342**	**3,925**	**(1,628)**	**1,492**	**(4,749)**	**382**
Discontinued operations(5)						
Income (loss) from discontinued operations	–	–	–	–	1,580	1,580
Income from discontinued operations	**–**	**–**	**–**	**–**	**1,580**	**1,580**
Net income (loss)	**$1,342**	**$3,925**	**($1,628)**	**$1,492**	**($3,169)**	**$1,962**

(1) Other consists of items not directly related to the Company's real estate operations or real estate financing activities. General and administrative expenses include corporate personnel salaries and benefits, bank charges, accounting and legal fees, and other corporate office costs.

(2) Rental expenses represent costs directly associated with the operation and management of the Company's real estate properties. Rental expenses include asset management fees, property management fees, repairs and maintenance, insurance, and utilities.

(3) Interest expense within the real estate financing segment is allocated based on the average outstanding principal of notes receivable in the real estate financing portfolio and the effective interest rates on the Company's credit facility, the M&T term loan facility, and the TD term loan facility.

(4) Interest expense (excluding real estate financing segment) is allocated by first allocating secured debt to the relevant properties. Unsecured debt is then allocated using the total value of unencumbered income producing property, and allocating to the retail, office, and multifamily segments based on property classification.

(5) As of December 31, 2025, the segment previously reported as general contracting and real estate services is now presented as discontinued operations. Income from discontinued operations excludes revenue and expenses related to intercompany construction contracts.

26

27 ACQUISITIONS & DISPOSITIONS $ IN THOUSANDS ACQUISITIONS Properties Location Square Feet/Units Purchase Price Cash Cap Rate Purchase Date Anchor Tenants 2025 184 Units $60,380 4.4 % Solis Gainesville II Gainesville, Georgia 184 Units 60,380 4.4% 4Q25 2023 310,855 $215,000 6.5 % The Interlock Atlanta, GA 310,855 (1) 215,000 6.5% 2Q23 Georgia Tech, Puttshack DISPOSITIONS Properties Location Square Feet/Units Sale Price Cash Cap Rate Disposition Date Anchor Tenants 2024 213,927 $ 82,000 6.4 % Market at Mill Creek Mount Pleasant, SC 80,319 27,300 6.8% 4Q24 Lowes Foods Nexton Square Summerville, SC 133,608 54,700 6.2% 4Q24 Various Small Shops (1) Square footage includes 4.9k square feet of retail storage space.

28Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

29 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of December 31, 2025 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of December 31, 2025. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses." DEFINITIONS ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) rental revenues for the quarter by (b) 4. ADJUSTED INTEREST EXPENSE: Adjusted Interest Expense includes interest expense on our debt obligations, amortization of deferred financing costs, interest expense on finance leases, and payments (receipts) of interest rate derivatives that are designated as hedges for accounting purposes, all of which are recorded within “Interest expense” on our consolidated statements of comprehensive income. Adjusted Interest Expense also includes payments (receipts) of interest rate derivatives that are not designated as hedges for accounting purposes. Payments (receipts) of interest rate derivatives not designated as hedges are recorded within “Change in fair value of derivatives and other” on our consolidated statements of comprehensive income. ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvements, leasing commissions, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. AFFO less non-cash notes receivable interest income is calculated as AFFO adjusted for non-cash interest income from our real estate financing investments and other notes receivable. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to FAD or other similarly entitled AFFO measures of other REITs.

30 DEFINITIONS EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense less interest receipts of non- designated derivatives, required principal repayment, and preferred equity dividends. DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense less interest receipts of non- designated derivatives and required principal repayment. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

31 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, and interest expense for our real estate financing segment. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI for the same store portfolio, we exclude one-time items, such as termination or assignment fees. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rental revenues, the amortization of lease incentives and above/below market rents, the net effects of straight-line rental expenses, and to include ground rent expenses for finance leases. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development, and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Stock compensation normalization accounts for the double-issuance of stock compensation due to a modification in the structure of executive compensation grants, removing the impact of grants in the current year that are related to the prior year's performance. New grants are now issued in the year in which performance relates. It also removes the impact of a one-time acceleration of 100% of stock compensation awarded to our former Chief Executive Officer in relation to prior year performance. This adjustment also specifically excludes the impact of the special award granted in June 2025 to a select group of employees including the executive officers. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

32 PROPERTY ADJUSTED EBITDAre: We calculate Property Adjusted EBITDAre as EBITDAre coming solely from our operating properties. When referring to Property Adjusted EBITDAre, we also exclude certain items, including, but not limited to, non-recurring bad debt, non-recurring termination and assignment fees, amortization of right-of-use assets, and impairment of intangible assets and liabilities. Management believes that Property Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Property Adjusted EBITDAre or similarly titled measures. DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases, including short term leases, as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information. STABILIZED PORTFOLIO ADJUSTED EBITDAre: We calculate Stabilized Portfolio Adjusted EBITDAre as Property Adjusted EBITDAre coming solely from our stabilized properties, which excludes certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up, as well as acquisitions and dispositions in the period. Refer to definition of Stabilized Property and Property Adjusted EBITDAre for further information. Management believes that Stabilized Portfolio Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDAre or similarly titled measures.

33 DEFINITIONS STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment or is impacted by significant disruptive events (e.g. fire, flood) is no longer considered stabilized until the redevelopment or repair activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured debt. Refer to definition of Stabilized Property for further information. TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. WEIGHTED AVERAGE LEASE TERM REMAINING: We calculate Weighted Average Lease Term Remaining ("WALT") as the remaining lease term as of period end for commercial stabilized properties, weighted by the Annualized Based Rent of each lease as of the period end.

PROPERTY PORTFOLIO
AS OF DECEMBER 31, 2025

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	100%	2004	35,161	100.0 %	$1,245,944	$35.44	Cheesecake Factory, Brooks Brothers
4525 Main Street Retail	Virginia Beach, VA	100%	2014	26,328	100.0 %	683,284	25.95	Anthropologie, West Elm
4621 Columbus Retail	Virginia Beach, VA	100%	2020	84,000	100.0 %	1,218,000	14.50	Apex Entertainment
Columbus Village	Virginia Beach, VA	100%	2020	62,207	100.0 %	2,055,522	33.04	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Commerce Street Retail	Virginia Beach, VA	100%	2008	19,173	100.0 %	896,323	46.75	Yard House
Fountain Plaza Retail	Virginia Beach, VA	100%	2004	35,961	94.4 %	1,179,738	34.76	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	100%	2015	124,181	100.0 %	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	100%	2018	39,015	94.9 %	1,348,564	36.41	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	100%	2002	38,515	84.9 %	1,055,290	32.26	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	100%	2007	11,594	100.0 %	415,639	35.85	Rocket Title
The Cosmopolitan Retail	Virginia Beach, VA	100%	2020	41,872	100.0 %	1,388,025	33.15	Lego, Nike
Two Columbus Retail	Virginia Beach, VA	100%	2009	13,752	100.0 %	532,919	38.75	Fidelity Investments, Luxxotica
West Retail	Virginia Beach, VA	100%	2002	17,558	83.4 %	495,194	33.82	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail	Baltimore, MD	90%	2016	38,464	66.3 %	$791,697	$31.05	West Elm
Point Street Retail	Baltimore, MD	100%	2018	18,632	80.5 %	537,784	35.84	solidcore
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	100%	2001	121,504	89.6 %	$2,207,241	$20.28	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	100%	1980	115,059	83.8 %	1,129,674	11.71	Kroger
Brooks Crossing Retail	Newport News, VA	65%[3]	2016	18,349	91.3 %	255,832	15.27	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	100%	2021	87,207	91.2 %	2,820,684	35.46	Whole Foods
Greenbrier Square	Chesapeake, VA	100%	2017	260,625	100.0 %	2,644,891	10.15	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	100%	2014	15,719	100.0 %	374,082	23.80	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	100%	2009	98,638	100.0 %	2,062,304	20.91	Harris Teeter
Lexington Square	Lexington, SC	100%	2017	85,440	97.2 %	1,878,986	22.63	Lowes Foods
North Pointe Center	Durham, NC	100%	2009	226,083	96.8 %	2,965,802	13.56	Harris Teeter
Parkway Centre	Moultrie, GA	100%	2017	61,200	100.0 %	867,367	14.17	Publix
Parkway Marketplace	Virginia Beach, VA	100%	1998	37,804	94.4 %	740,768	20.75	Various Small Shops (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	100%	2001	74,251	100.0 %	1,306,156	17.59	Safeway
Sandbridge Commons	Virginia Beach, VA	100%	2015	69,417	100.0 %	966,598	13.92	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	100%	2011	48,859	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
Chronicle Mill Retail	Belmont, NC	85%[3]	2022	11,530	22.4 %	$172,042	$66.53	Chronicle Mill Collective
North Hampton Market	Taylors, SC	100%	2004	114,954	97.7 %	1,597,698	14.22	PetSmart, Hobby Lobby
One City Center Retail	Durham, NC	100%	2019	22,679	55.7 %	431,762	34.20	Various Small Shops
Overlook Village	Asheville, NC	100%	1990	151,365	100.0 %	2,436,216	16.09	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	100%	2004	159,842	98.4 %	2,717,897	17.27	PetSmart, DSW, Bob's Discount Furniture, Boot Barn
Providence Plaza Retail	Charlotte, NC	100%	2008	49,447	100.0 %	1,595,867	32.27	Orange Theory, Edward Jones, Chipotle
South Square	Durham, NC	100%	2005	109,590	100.0 %	2,117,638	19.32	Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	100%	2021	108,379	93.4 %	5,271,998	52.09	Puttshack, The Gathering Spot
Wendover Village	Greensboro, NC	100%	2004	176,997	98.3 %	3,627,499	20.84	T.J. Maxx, Petco, Beauty World, Golf Galaxy, Five

34

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.

PROPERTY PORTFOLIO CONT.

AS OF DECEMBER 31, 2025

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	100%	1998	106,166	100.0 %	$1,945,347	$18.32	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	100%	1999	49,000	100.0 %	753,620	15.38	Regal Cinemas
Liberty Retail	Newport News, VA	100%	2013	25,461	79.0 %	361,844	17.98	
Marketplace at Hilltop[2]	Virginia Beach, VA	100%	2001	116,953	95.9 %	2,805,804	25.02	Total Wine, Panera, Chick-Fil-A
Red Mill Commons	Virginia Beach, VA	100%	2005	373,808	96.6 %	7,302,851	20.23	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	100%	2016	260,131	84.6 %	3,377,837	15.34	Burlington, PetSmart, Michaels, T.J. Maxx
Southshore Shops	Midlothian, VA	100%	2006	40,307	95.7 %	886,406	22.98	Buffalo Wild Wings
The Edison Retail	Richmond, VA	100%	2014	20,196	23.3 %	139,940	29.72	
Stabilized Retail Total				**3,823,373**	**94.9 %**	**$74,262,784**	**$20.47**	

Office Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	100%	2004	57,295	100.0 %	$1,493,213	$26.06	Gather, HDR
4525 Main Street	Virginia Beach, VA	100%	2014	208,760	96.0 %	6,596,868	32.91	Clark Nexsen, Mythics
4605 Columbus Office	Virginia Beach, VA	100%	2002	19,335	100.0 %	522,045	27.00	Armada Hoffler
Armada Hoffler Tower[2]	Virginia Beach, VA	100%	2002	298,353	99.1 %	9,512,751	32.18	Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	100%	1984	129,066	100.0 %	3,562,255	27.60	Truist, HBA, Northwestern Mutual, One Columbus
Two Columbus Office	Virginia Beach, VA	100%	2009	94,708	96.5 %	2,561,548	28.02	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront								
Constellation Office	Baltimore, MD	90%	2016	453,018	100.0 %	$15,946,114	$35.20	Constellation Energy Group
Thames Street Wharf[2]	Baltimore, MD	100%	2010	263,426	98.8 %	8,209,507	31.54	Morgan Stanley
Wills Wharf[3]	Baltimore, MD	100%	2020	326,895	94.1 %	9,665,509	31.42	Canopy by Hilton, Transamerica, RBC, Franklin Templeton, Stifel, EY
Southeast Sunbelt								
Chronicle Mill Office	Belmont, NC	85%[4]	2022	5,932	100.0 %	$177,960	$30.00	Action Behavior Centers
One City Center Office	Durham, NC	100%	2019	128,920	71.0 %	2,814,779	30.73	Duke University
Providence Plaza Office	Charlotte, NC	100%	2008	53,671	100.0 %	1,675,231	31.21	Choate Construction, Cranfill, Sumner, & Hartzog
The Interlock Office[3]	Atlanta, GA	100%	2021	199,170	94.4 %	7,600,150	40.43	Georgia Tech, Pindrop
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	100%	2019	98,061	100.0 %	$2,043,004	$20.83	Huntington Ingalls Industries
Stabilized Office Total				**2,336,610**	**96.4 %**	**$72,380,934**	**$32.15**	

(1) See appendix for definitions.
(2) The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $34.70 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(3) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(4) The Company is entitled to a preferred return on its investment in this property.

35

PROPERTY PORTFOLIO CONT.

AS OF DECEMBER 31, 2025

ARMADA HOFFLER

Multifamily Properties - Stabilized	Location	Ownership %	Year Built / Redeveloped	Units	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit[1]
Town Center of Virginia Beach							
Encore Apartments	Virginia Beach, VA	100%	2014	286	94.4 %	$6,077,041	$1,876
Premier Apartments	Virginia Beach, VA	100%	2018	131	91.6 %	3,092,764	2,148
The Cosmopolitan	Virginia Beach, VA	100%	2020	342	94.2 %	9,192,499	2,379
Harbor Point - Baltimore Waterfront							
1305 Dock Street	Baltimore, MD	90%	2016	103	97.1 %	$3,165,430	$2,638
1405 Point[2]	Baltimore, MD	100%	2018	289	94.5 %	8,937,582	2,728
Southeast Sunbelt							
Chandler Residences	Roswell, GA	100%	2024	137	88.3 %	$4,059,612	$2,796
Chronicle Mill	Belmont, NC	85%[3]	2022	238	96.2 %	5,201,291	1,893
The Everly	Gainesville, GA	100%	2022	223	92.8 %	4,449,264	1,791
Mid-Atlantic							
Liberty Apartments	Newport News, VA	100%	2013	199	95.0 %	$4,168,458	$1,838
Smith's Landing[2]	Blacksburg, VA	100%	2009	284	100.0 %	6,203,040	1,820
The Edison	Richmond, VA	100%	2014	174	92.0 %	3,301,430	1,719
Stabilized Multifamily Total				**2,406**	**94.6 %**	**$57,848,411**	**$2,119**

Properties under Redevelopment or Impacted by Significant Disruptive Events	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF [1] / Units	Occupancy[1]	ABR/AQR [1]	ABR per Occupied SF/ Monthly AQR per Occupied Unit[1]
Greenside Apartments	Charlotte, NC	100%	2018	225	80.4 %	$3,671,389	$1,690
Columbus Village II	Virginia Beach, VA	100%	1996/2023	91,790	95.3 %	1,435,302	16.41

Equity Method Investments	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF [1]	Occupancy[1]	ABR [1][4]	ABR per Occupied SF[1]
Harbor Point - Baltimore Waterfront							
T. Rowe Price	Baltimore, MD	50%	2025	553,000	100.0 %	$7,900,064	$14.29
Parcel 3 Retail	Baltimore, MD	50%	2025	20,200	— %	—	—
Equity Method Investments Total				**573,200**	**96.5 %**	**$7,900,064**	**$14**

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.
(4) Represents the Company's 50% share of ABR.

36

RECONCILIATION OF DEBT & EBITDAre

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Property Net Operating Income	$47,827	$44,954	$42,480	$42,240
Property Miscellaneous Expense, Net	(269)	(87)	(124)	(266)
Non-Recurring Bad Debt Adjustment	308	152	140	2,166
Non-Recurring Termination and Assignment Fee Adjustment	(3,380)	(1,862)	(142)	(153)
Amortization of Right-of-Use Assets	(395)	(395)	(396)	(395)
Accelerated Amortization of Intangible Assets and Liabilities	—	—	—	(169)
Equity in NOI of Unconsolidated Real Estate Entities[(1)]	2,454	2,246	2,479	1,070
Property Adjusted EBITDAre	**$46,545**	**$45,008**	**$44,437**	**$44,493**
Acquisition	(124)	—	—	—
Development/Redevelopment	(3,120)	(2,668)	(475)	(1,248)
Stabilized Portfolio Adjusted EBITDAre	**$43,301**	**$42,340**	**$43,962**	**$43,245**
Discontinued Operations Gross Profit	1,767	2,064	1,384	1,364
Corporate G&A	(4,341)	(4,300)	(5,806)	(7,153)
Non-Cash Stock Compensation	944	1,103	1,364	3,464
Interest Income	3,797	4,135	4,075	4,176
Other Income (Expense), Net	—	—	—	9
Total Adjusted EBITDAre	**$45,592**	**$45,342**	**$44,979**	**$45,105**
Stabilized Property Debt	471,072	472,537	504,190	510,389
Add: Unsecured Property Debt	515,523	454,000	406,301	419,418
Stabilized Portfolio Debt	**$951,595**	**$926,537**	**$910,491**	**$929,807**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	**5.5x**	**5.5x**	**5.2x**	**5.4x**
Total Debt[(2)]	1,526,584	1,487,257	1,448,237	1,321,436
Cash	(52,387)	(49,824)	(54,601)	(48,567)
Net Debt	**$1,474,197**	**$1,437,433**	**$1,393,636**	**$1,272,869**
Net Debt/Total Adjusted EBITDAre	**8.1x**	**7.9x**	**7.7x**	**7.1x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,645,282**	**$1,608,518**	**$1,564,721**	**$1,443,954**
Net Debt + Preferred /Total Adjusted EBITDAre	**9.0x**	**8.9x**	**8.7x**	**8.0x**

(1) Excludes Interest expense, depreciation, & amortization component attributable to unconsolidated real estate entities.
(2) Excludes GAAP adjustments.

37

38 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $1,339 $— $828 $744 $2,135 $77 $5,124 Office 909 — 626 18 1,839 — 3,391 Multifamily — — — 39 1,956 373 2,368 Total Portfolio $2,249 $— $1,454 $801 $5,930 $450 $10,883 Three Months Ended December 31, 2025(1) Year Ended December 31, 2025(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $3,738 $10 $2,696 $1,710 $4,040 $77 $12,271 Office 3,287 — 3,336 26 6,110 — 12,759 Multifamily — — — 79 4,890 1,411 6,379 Total Portfolio $7,025 $10 $6,032 $1,815 $15,040 $1,488 $31,409

39 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three Months Ended 12/31 Year Ended 12/31 2025 2024 2025 2024 Retail Same Store Rental Revenues $24,418 $23,400 $96,307 $94,858 Property Expenses 6,061 6,023 24,534 23,874 NOI 18,357 17,377 71,773 70,984 Non-Same Store NOI(1) 370 1,910 2,002 4,809 Segment NOI $18,727 $19,287 $73,775 $75,793 Office Same Store Rental Revenues $24,494 $22,024 $95,459 $90,269 Property Expenses 9,156 8,128 33,852 32,325 NOI 15,338 13,896 61,607 57,944 Non-Same Store NOI(1) 3,632 (696) 4,942 3,284 Segment NOI $18,970 $13,200 $66,549 $61,228 Multifamily Same Store Rental Revenues $13,525 $13,242 $53,320 $52,553 Property Expenses 5,459 5,229 21,669 20,932 NOI 8,066 8,013 31,651 31,621 Non-Same Store NOI(1) 2,064 1,074 5,624 2,337 Segment NOI $10,130 $9,087 $37,275 $33,958 Total Property Portfolio NOI $47,827 $41,574 $177,599 $170,979

40 Three Months Ended 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Net Income (Loss) Attributable to Common Stockholders and OP Unitholders ($957) ($3,575) $3,907 ($7,227) Excluding: Depreciation and Amortization 23,191 22,718 21,356 22,821 Gain on Consolidation of Real Estate Entities 269 — (6,915) — Impairment of Real Estate Assets 23 350 — — Income Tax (Benefit) Provision — 192 (567) 190 Interest Expense 23,211 22,718 21,271 18,109 Interest Expense, Depreciation, & Amortization of Unconsolidated Real Estate Entities 2,397 2,208 2,801 2,982 EBITDAre $48,134 $44,612 $41,853 $36,875 Change in Fair Value of Derivatives and Other (256) 1,216 (648) 1,210 Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt — 69 — — Non-Recurring Bad Debt Adjustment 308 152 140 2,166 Non-Recurring Termination Fee Adjustment (3,380) (1,862) (142) (153) Accelerated Amortization of Intangible Assets and Liabilities — — — (169) Acquisition, Development, & Other Pursuit Costs 167 10 286 54 Unrealized Credit Loss (Release) Provision (124) (126) (209) 22 Investment Entities 32 (51) (77) (3) Non-Cash Stock Compensation 944 1,103 1,364 3,464 Development/Redevelopment (3,120) (2,668) (475) (1,248) Total Adjusted EBITDAre $45,592 $45,342 $44,979 $45,105 Discontinued Operations Gross Profit (1,767) (2,064) (1,384) (1,364) Corporate G&A 4,341 4,300 5,806 7,153 Non-Cash Stock Compensation (944) (1,103) (1,364) (3,464) Interest Income (3,797) (4,135) (4,075) (4,176) Other Income (Expense), Net — — — (9) Add Back: Unstabilized EBITDAre (124) — — — Stabilized Portfolio Adjusted EBITDAre $43,301 $42,340 $43,962 $43,245 Acquisition 124 — — — Development 3,120 2,668 475 1,248 Property Adjusted EBITDAre $46,545 $45,008 $44,437 $44,493 RECONCILIATION OF NET INCOME TO PROPERTY ADJUSTED EBITDAre $ IN THOUSANDS

41 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated February 16, 2026, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on February 16, 2026. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS